UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021 (July 23, 2021)

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2021, VSE Corporation (“VSE” or the “Company”) and a majority of its wholly owned subsidiaries, as borrowers, with Citizens Bank, N.A. and certain other banks and financial institutions from time to time party thereto (the “Lenders”) as lenders, and Citizens Bank, N.A., as administrative agent (as successor by merger to Citizens Bank of Pennsylvania ) (in such capacity, the “Administrative Agent”) entered into that certain third amendment (the “Amendment”) to the Fourth Amended and Restated Business Loan and Security Agreement, dated as of January 5, 2018 (as amended and restated to date, the “Credit Agreement”).

The Amendment, among other things, provides for the following: (i) a modification to the maximum Total Funded Debt to EBITDA Ratio as indicated in the table below; (ii) an extension of the maturity date of the revolving credit facility, swing line facility and term facility under the Credit Agreement from January 5, 2023 to July 23, 2024; (iii) a decrease to the applicable LIBOR rate floor from 0.75% to 0.50%; (iv) a modification to the required quarterly amortization payments on our term loan to $3.75 million; and (v) procedures for determining a replacement or alternative rate in the event that LIBOR is unavailable.

Testing Period	Maximum Total Funded Debt to EBITDA Ratio
From the Third Amendment Effective Date (July 23, 2021) through and including December 31, 2021	4.50 to 1.00
From January 1, 2022 through and including June 30, 2022	4.25 to 1.00
From July 1, 2022 through and including September 30, 2022	4.00 to 1.00
From October 1, 2022 through and including December 31, 2022	3.75 to 1.00
From January 1, 2023 through and including March 31, 2023	3.50 to 1.00
From April 1, 2023 and thereafter	3.25 to 1.00

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed with VSE’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2021.

Item 2.02 Results of Operations and Financial Condition.

On July 28 2021, the Company issued a press release reporting its financial results for the second quarter ended June 30, 2021. Additionally, the Company made available related materials to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.

The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended if such subsequent filing specifically references this Current Report on Form 8-K.

Item 8.01 Other Events.

On July 26, 2021, the Company issued a press release announcing it has acquired privately held Global Parts Group, Inc. The full text of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number
99.1	Press release dated July 28, 2021, entitled, "VSE Corporation Announces Second Quarter 2021 Results."
99.2	VSE Corporation Earnings Presentation for the Second Quarter 2021
99.3	Press release dated July 26, 2021, entitled, “VSE Corporation Acquires Global Parts Group, Inc.”
104	Cover Page Interactive Data File

VSE CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	July 28, 2021	By:	/s/ Stephen D. Griffin
Stephen D. Griffin
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)